Exhibit 10.3

THIRD AMENDMENT TO AGREEMENT OF SUBLEASE (NYT)

By and Between

42ND ST. DEVELOPMENT PROJECT, INC.,

as Landlord

and

NYT REAL ESTATE COMPANY LLC,

as Tenant

Premises:

Block:  1012

Lots:       1001, 1003, 1007, and 1009 through 1035          (formerly part of Lot 1)

Address

620-628 8th Avenue

263-267 and 241-261 West 40th Street

242-244 West 41st Street

231-235 West 40th Street

248-256, 260-262 and 268 West 41st Street

634 and 630-632 8th Avenue

Borough of Manhattan

County, City and State of New York

RECORD AND RETURN TO:

DLA Piper LLP (US)

1251 Avenue of the Americas

New York, New York  10020
Attention:  Marc Hurel, Esq.

THIRD AMENDMENT TO AGREEMENT OF SUBLEASE (NYT)

THIS THIRD AMENDMENT TO AGREEMENT OF SUBLEASE (NYT) (this “Amendment”) is made as of the 6th day of March, 2009, by and between 42ND ST. DEVELOPMENT PROJECT, INC. (“42DP”), a subsidiary of New York State Urban Development Corporation (“UDC”) d/b/a Empire State Development Corporation (“ESDC”), a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 633 Third Avenue, 33rd floor, New York, New York 10017, as landlord (in such capacity, “Landlord”), and NYT REAL ESTATE COMPANY LLC, a New York limited liability company, having an office c/o The New York Times Company, 620 Eighth Avenue, New York, New York 10018, as tenant (in such capacity, “Tenant”).

W  I  T  N  E  S  S  E  T  H  :

WHEREAS, Landlord and The New York Times Building LLC (“NYTB”) entered into that certain Agreement of Lease dated as of December 12, 2001, as amended by letter dated April 8, 2004 (the “Initial Ground Lease”), with respect to certain land and improvements more particularly described in the Initial Ground Lease, a memorandum of which was recorded October 24, 2003 in the Office of the City Register of the City of New York (the “Office of the City Register”) as CRFN 2003000433122;

WHEREAS, NYTB, as landlord, entered into:

(a)           that certain Agreement of Sublease (NYT) dated as of December 12, 2001 with NYT Real Estate Company LLC, as tenant, a memorandum of which was recorded October 24, 2003 as CRFN 2003000433125 in the Office of the City Register (the “Initial NYTC Sublease”),  which Initial NYTC Sublease was amended by First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735 (the “First Amendment”) and by Second Amendment to Agreement of Sublease (NYT) (the “Second Amendment”) dated as of January 29, 2007 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157 (the Initial NYTC Sublease, as so amended and as further amended by this Amendment, the “NYTC Sublease”);

(b)           that certain Agreement of Sublease (Office) dated as of December 12, 2001 with FC Lion LLC (“FC Lion”), as tenant, a memorandum of which was recorded October 24, 2003 as CRFN 2003000433123 in the Office of the City Register (the “Initial FC Office Sublease”), the tenant’s interest in which Initial FC Office Sublease was assigned to and assumed by FC Eighth Ave., LLC, a Delaware limited liability company (“FC Eighth”) pursuant to that certain Assignment and Assumption of Sublease Agreement dated as of August 15, 2006 between FC Lion, as assignor, and FC Eighth, as assignee, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644730, and which Initial FC Office Sublease was amended by First Amendment to Agreement of Sublease (Office)

dated as of August 15, 2006 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644733, by Second Amendment to Agreement of Sublease (Office) dated as of January 29, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100155, by Third Amendment to Agreement of Sublease (Office) dated as of October 11, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on January 8, 2008 as CRFN 2008000008732, and by Fourth Amendment to Agreement of Sublease (Office) dated of even date herewith and intended to be recorded in the Office of the City Register of the City of New York (the Initial FC Office Sublease, as so assigned and amended, the “FC Office Sublease”); and

(c)           that certain Agreement of Sublease (Retail) dated as of December 12, 2001 with FC Lion, as tenant, a memorandum of which was recorded October 24, 2003 as CRFN 2003000433124 in the Office of the City Register (the “Initial FC Retail Sublease”), the tenant’s interest in which Initial FC Retail Sublease was assigned to and assumed by FC Eighth pursuant to that certain Assignment and Assumption of Sublease Agreement dated as of August 15, 2006 between FC Lion, as assignor, and FC Eighth, as assignee, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644731, and which Initial FC Retail Sublease was amended by First Amendment to Agreement of Sublease (Retail) dated as of August 15, 2006 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644734, by Second Amendment to Agreement of Sublease (Retail) dated as of January 29, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100156, by Third Amendment to Agreement of Sublease (Retail) dated as of October 11, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on January 8, 2008 as CRFN 2008000008733, and by Fourth Amendment to Agreement of Sublease (Retail) dated of even date herewith and intended to be recorded in the Office of the City Register of the City of New York (the Initial FC Retail Sublease, as so assigned and amended, the “FC Retail Sublease”);

WHEREAS, NYTB submitted the Initial Ground Lease to a leasehold condominium structure pursuant to Article 9-B of the Real Property Law of the State of New York;

WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated as of August 15, 2006 (being the “Lease Assignment Date” under the Initial Ground Lease) between NYTB and Landlord (the “Assignment”), NYTB assigned to Landlord all of NYTB’s right, title and interest in and to the Initial Ground Lease and the NYTC Sublease, the FC Office Sublease and the FC Retail Sublease;

WHEREAS, pursuant to the provisions of the Initial Ground Lease and the Assignment, the Assignment did not cause a merger of the interests of landlord and tenant under the Initial Ground Lease, which interests are and remain separate and distinct;

WHEREAS, the Initial Ground Lease was amended and restated pursuant to Amended and Restated Agreement of Lease dated as of August 15, 2006 and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644736, which Amended and Restated Agreement of Lease was amended by First Amendment to Amended and Restated Agreement of Lease dated as of January 29, 2007 and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100154;

WHEREAS,  Tenant has requested that Landlord agree, and Landlord has agreed, to further amend the NYTC Sublease, inter alia, to remove from the premises demised thereunder a portion of the NYTC Collective Unit consisting of Units 21-A, 22-A, 23-A, 24-A, 25-A, 26-A and 27-A, together their undivided percentage interest in the Common Elements, as more particularly described on Exhibit A annexed hereto (the “New NYTC Sublease Premises”);

WHEREAS, simultaneously herewith Landlord and Tenant are entering into an Agreement of Sublease (NYT-2), a memorandum of which is intended to be recorded in the Office of the City Register immediately following the recording of this Amendment, covering the New NYTC Sublease Premises (the “New NYTC Sublease”);

WHEREAS, simultaneously herewith the Unit Owners (as defined in the Condominium Declaration) are executing a Third Amendment to Declaration of Leasehold Condominium for certain purposes; and

WHEREAS, Landlord and Tenant desire to amend the NYTC Sublease for the purposes hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Definitions.  All capitalized terms used herein without definition shall have the meanings ascribed to them in the NYTC Sublease.

2.     New Definitions.  The following new defined terms are hereby added to Article I of the NYTC Sublease:

“New NYTC Sublease” means that certain Agreement of Sublease (NYT-2), dated as of March 6, 2009, a memorandum of which is intended to be recorded in the Office of the City Register, covering the New NYTC Sublease Premises, as the same may hereafter be amended and/or assigned, subject to any required consents thereunder.

“New NYTC Sublease Premises” means a portion of the NYTC Collective Unit (as defined in the Condominium Declaration) consisting of Units 21-A, 22-A, 23-A, 24-A, 25-A, 26-A and 27-A, together with their undivided percentage interest in the Common Elements and the NYTC Limited Common Elements.

3.     Modified Definitions.  The following defined terms set forth in the NYTC Sublease are hereby modified as set forth below:

“Common Elements” has the meaning set forth in the Condominium Declaration (it being acknowledged that “Common Elements” shall not include any FC Limited Common Elements, Retail Limited Common Elements or NYTC Limited Common Elements (as such terms are defined in the Condominium Declaration), but shall expressly include the Lobby Sublease Space).

“Demised Premises” means a portion of the NYTC Collective Unit (as defined in the Condominium Declaration) consisting of Units 0-A, 1-A, 1-E, 2-A, 3-A, 4-A, 5-A, 6-A, 7-A, 8-A, 9-A, 10-A, 11-A, 12-A, 13-A, 14-A, 15-A, 16-A, 17-A, 18-A, 19-A, 20-A, 28-A, together with their undivided percentage interest in the Common Elements and the NYTC Limited Common Elements.

“FC” means FC Eighth Ave., LLC, a Delaware limited liability company, its permitted successors and assigns.

“FC Office Sublease” means that certain Agreement of Sublease (Office) dated as of December 12, 2001 with FC Lion LLC (“FC Lion”), as tenant, a memorandum of which was recorded October 24, 2003 as CRFN 2003000433123 in the Office of the City Register (the “Initial FC Office Sublease”), the tenant’s interest in which Initial FC Office Sublease was assigned to and assumed by FC Eighth Ave., LLC, a Delaware limited liability company (“FC Eighth”) pursuant to that certain Assignment and Assumption of Sublease Agreement dated as of August 15, 2006 between FC Lion, as assignor, and FC Eighth, as assignee, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644730, and which Initial FC Office Sublease was amended by First Amendment to Agreement of Sublease (Office) dated as of August 15, 2006 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644733, by Second Amendment to Agreement of Sublease (Office) dated as of January 29, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100155, by Third Amendment to Agreement of Sublease (Office) dated as of October 11, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on January 8, 2008 as CRFN 2008000008732, and by Fourth Amendment to Agreement of Sublease (Office) dated as of March 6, 2009 between Landlord and FC Eighth and intended to be recorded in the Office of the City Register of the City of New York, as the same may hereafter be amended and/or assigned, subject to any required consents thereunder.

“FC Retail Sublease” means that certain Agreement of Sublease (Retail) dated as of December 12, 2001 with FC Lion, as tenant, a memorandum of which was recorded October 24, 2003 as CRFN 2003000433124 in the Office of the City Register (the “Initial FC Retail Sublease”), the tenant’s interest in which Initial FC Retail Sublease was assigned to and assumed by FC Eighth Ave., LLC, a Delaware limited liability company (“FC Eighth”) pursuant to that certain Assignment and Assumption of Sublease Agreement dated as of August 15, 2006 between FC Lion, as assignor, and FC Eighth, as assignee, and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644731, and which Initial FC Retail Sublease was amended by First Amendment to Agreement of Sublease (Retail) dated as of August 15, 2006 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644734, by Second Amendment to Agreement of Sublease (Retail) dated as of January 29, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100156, by Third Amendment to Agreement of Sublease (Retail) dated as of October 11, 2007 between Landlord and FC Eighth and recorded in the Office of the City Register of the City of New York on January 8, 2008 as CRFN 2008000008733, and by Fourth Amendment to Agreement of Sublease (Retail) dated as of March 6, 2009 between Landlord and FC Eighth and intended to be recorded in the Office of the City Register of the City of New York, as the same may hereafter be amended and/or assigned, subject to any required consents thereunder.

“Lease”  means that certain Agreement of Sublease (NYT) dated as of December 12, 2001 with Tenant, as tenant, a memorandum of which was recorded October 24, 2003 as CRFN 2003000433125 in the Office of the City Register (the “Initial NYTC Sublease”), which Initial NYTC Sublease was amended by First Amendment to Agreement of Sublease (NYT) dated as of August 15, 2006 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on November 20, 2006 as CRFN 2006000644735, by Second Amendment to Agreement of Sublease (NYT) (the “Second Amendment”) dated as of January 29, 2007 between Landlord and Tenant and recorded in the Office of the City Register of the City of New York on February 22, 2007 as CRFN 2007000100157, and by Third Amendment to Agreement of Sublease (NYC) dated as of March 6, 2009 between Landlord and FC Eighth and intended to be recorded in the Office of the City Register of the City of New York, as the same may hereafter be amended and/or assigned, subject to any required consents thereunder.

“Severance Subleases” means this Lease, the New NYTC Sublease, the FC Office Sublease, the FC Retail Sublease, any New Office Subleases (as defined in the FC Office Sublease) and any new leases entered into pursuant to Section 31.6 of any of the foregoing.

4.     Removal of New NYTC Sublease Premises; Legal Description.  The New NYTC Sublease Premises are hereby deleted from the premises demised under the NYTC Sublease, effective as of the date hereof, it being the intention of the parties that the provisions hereof and the New NYTC Sublease are not intended to constitute a surrender and releasing of the New NYTC Sublease Premises, but merely the splitting of the NYTC Sublease into two (2) separate leases.  “Exhibit A” to the Second Amendment is hereby deleted and replaced in its entirety by the document attached hereto as Exhibit A.  All references to “Exhibit A” in the First Amendment and Second Amendment shall be deemed to refer to the document attached hereto as Exhibit A.  Tenant shall remain liable under the NYTC Sublease for all Charges and other obligations which have accrued under the NYTC Sublease with respect to the New NYTC Sublease Premises up to the date hereof; provided that, Tenant (and its successors and assigns)  as tenant under the NYTC Sublease, shall not have any obligations or liabilities under the NYTC Sublease with respect to the New NYTC Sublease Premises which accrue from and after the date hereof, it being the understanding of the parties that Tenant (and its successors and assigns) as tenant under the New NYTC Sublease, shall have all such obligations and liabilities with respect to the New NYTC Sublease Premises.  Nothing herein shall be deemed to modify the terms of Section 14.7 of the NYTC Sublease.

5.     Deletion of Roof Top Garden Space Obligations.  The Initial NYTC Sublease included obligations on the part of Tenant with respect to the Roof Top Garden Space based on the assumption that the Roof Top Garden Space would constitute part of the Common Elements.  However, pursuant to the Condominium Declaration, the Roof Top Garden Space is designated as “Special FC Limited Areas” and is not part of Common Elements.  Accordingly, the parties hereby further amend the NYTC Sublease as follows:

(a)   The defined terms “Budget Roof Top Garden Construction Costs” and “Roof Top Garden Adjusted Revenues”  are hereby deleted in their entirety.

(b)   The definition of “Demised Space” is hereby modified to delete the words “the Roof Top Garden Space or”.

(c)   The definition of “Occupied Square Foot” is hereby modified to delete clause (B) (i.e., the words “with respect to the Roof Top Garden Space, each Rentable Square Foot within the Roof Top Garden Space”).

(d)   The definition of “Retail PILOT” is hereby modified by deleting clause (3) (i.e., the words “Tenant’s Percentage Allocation of 10,000 Square Feet, representing the Roof Top Garden Space”).

(e)   The definition of “Roof Top Garden Space” is modified to read as follows: “Roof Top Garden Space” shall mean up to 10,000 Square Feet of space on the floor designated as the 52nd (Main Roof) floor of the Building, as shown on, and in conformity with, the schematic design plan drawing listed on Exhibit I-1 attached to the Initial Ground Lease as numbered A1053.

(f)    Section 3.1(a)(i)(B)(2) is modified to delete the phrase “or the Roof Top Garden Space”.

(g)   Section 3.2 is hereby modified by deleting clause (iii) of Section 3.2(a) (i.e., the calculation of Percentage Rent with respect to the Roof Top PILOT Space) and to delete all references in Section 3.2 to “Roof Top Garden Adjusted Gross Revenues”.

(h)   Section 3.13 is modified to delete all references to “Roof Top Garden Adjusted Gross Revenues”.

(i)    Sections 13.2(b)(i), 34.1(b), 34.2(b) and 34.2(d) are hereby deleted in their entirety.

(j)    Section 34.1(c) is modified to delete the phrase “and together with the Roof Top Garden Space, the ‘Common Elements Leaseable Space’”.

6.     PILOMRT Modification.

(a)   The defined term “Exempted Mortgage” is hereby deleted in its entirety.

(b)   The first sentence of Section 3.4(b) of the NYTC Sublease is hereby deleted in its entirety and the following inserted in lieu thereof:  “Prior to the recording of any Mortgage with the Office of the Register of the City, New York County, Tenant shall make a payment of PILOMRT to Landlord in an amount equal to an amount equal to the Mortgage Recording Tax that would have been payable upon the recording of such Mortgage if not for the exemption provided under Section 3.4(a) hereof.”

(c)   Section 3.18 of the NYTC Sublease is hereby deleted in its entirety.

7.     Estoppel.  To Landlord’s knowledge, (a) Tenant has fulfilled all of its obligations under the NYTC Sublease to date, (b) no Default or Event of Default (as each is defined in the NYTC Sublease) by Tenant exists under the NYTC Sublease and (c) Landlord has no claims (including claims of off-set, defense or counterclaims) against Tenant alleging Tenant’s default under the NYTC Sublease; provided, however, that Landlord has advised Tenant that Tenant is not in compliance with its obligations to provide Landlord, for Landlord’s review and approval in accordance with the terms of the NYTC Sublease, with details relating to the design and programming of the flat screen televisions installed by Tenant in lieu of retail signage (the “Signage Obligations”) and Landlord reserves all rights and powers to enforce the Signage Obligations and remedies with respect thereto.  Landlord has further advised Tenant that, with respect to the “Prohibited Person” status of 620 Eighth NYT (NY) Limited Partnership as a proposed transferee of the NYTC Sublease, Landlord’s knowledge is limited to a search of the NYC Vendex database indicating that no “Caution” or “Warrant” information was discovered.

8.     Recording.  Landlord and Tenant agree that Tenant shall cause this Amendment to be recorded and that Tenant shall pay any transfer or similar taxes that may be payable as a result of this Amendment.

9.     No Other Amendments.  As modified by this Amendment, the NYTC Sublease remains in full force and effect.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first written above.

LANDLORD:

42ND ST. DEVELOPMENT PROJECT, INC., as Landlord

By:	/s/ Naresh Kapadia
Name: Naresh Kapadia
Title: Assistant VP, Planning and Design

TENANT:

NYT REAL ESTATE COMPANY LLC, a New York limited liability company

By:	/s/ Kenneth A. Richieri
Name: Kenneth A. Richieri
Title: Manager

ACKNOWLEDGMENTS

STATE OF NEW YORK      )
                                               )        ss.:
COUNTY OF NEW YORK  )

On the      day of              in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that   he executed the same in h   capacity, and that by h     signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

STATE OF NEW YORK      )
                                               )        ss.:
COUNTY OF NEW YORK  )

On the      day of              in the year 2009, before me, the undersigned, a Notary Public in and for said State, personally appeared                             , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that   he executed the same in h   capacity, and that by h     signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public
Commission Expires

EXHIBIT A

LEGAL DESCRIPTION

The Condominium Units (in the Building located at and known as THE NEW YORK TIMES BUILDING CONDOMINIUM and by Street Number 620-628 8TH AVENUE, NEW YORK, NEW YORK), designated and described as Units (SEE SCHEDULE ANNEXED) (hereinafter called the “Units”) in the Declaration Establishing a Plan of Leasehold Condominium Ownership of Premises made by The New York Times Building LLC, as Declarant, under the Condominium Act of The State of New York (Article 9-B of the Real Property Law of the State of New York), dated as of August 4, 2006 and recorded August 15, 2006 in the Office of the Register The City of New York (the “Register”), as CRFN 2006000460293, as amended by First Amendment to Declaration dated January 29, 2007 and recorded as CRFN 2007000075106, and Second Amendment to Declaration dated October 11, 2007 and recorded as CRFN 2008000008734, and Third Amendment to Declaration dated March 6, 2009 and to be recorded with the Register (which Declaration, and any further amendments thereto, are hereinafter collectively called the “Declaration”), establishing a plan for leasehold condominium ownership of said Building and the land upon which the same is erected (hereinafter sometimes collectively called the “Property”) and also designated and described as Tax Lots No. (SEE SCHEDULE ANNEXED), Block 1012 Section 4, Borough of MANHATTAN on the Tax Map of the Real Property Assessment Department of the City of New York and on the floor plans of said Building certified by Daniel Kaplan, approved by the Real Property Assessment Bureau on August 13, 2006 and filed as Condominium Plan No. 1595 on August 15, 2006 in the aforesaid Register’s Office.

The land upon which the Building containing the Units is erected as follows:

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of West 40th Street with the easterly line of 8th Avenue,

RUNNING THENCE northerly along said easterly line of 8th Avenue, 197 feet 6 inches to the corner formed by the intersection of the easterly side of 8th Avenue with the southerly line of West 41st Street;

THENCE easterly along said southerly line of West 41st Street, 400 feet;

THENCE southerly and parallel to said easterly line of 8th Avenue, 197 feet 6 inches to the northerly line of West 40th Street;

THENCE westerly along said northerly line of West 40th Street, 400 feet to the point or place of BEGINNING,

TOGETHER with an undivided percentage interest (SEE SCHEDULE ANNEXED) in the Common Elements and the NYTC Limited Common Elements (as such terms are defined in the

Declaration) of the New York Times Building Condominium, recorded as CRFN 2006000460293 as amended.

SCHEDULE OF UNITS

UNIT DESIGNATION	TAX LOT	PERCENTAGE INTEREST IN COMMON ELEMENTS

0-A	1001	0.6627%
1- A	1003	2.0132%
1-E	1007	0.0691%
2-A	1009	4.7805%
3-A	1010	4.7579%
4-A	1011	4.5636%
5-A	1012	1.6352%
6-A	1013	1.7325%
7-A	1014	1.7325%
8-A	1015	1.7325%
9-A	1016	1.7325%
10-A	1017	1.7325%
11-A	1018	1.7325%
12-A	1019	1.7325%
13-A	1020	1.7325%
14-A	1021	1.7440%
15-A	1022	1.3998%
16-A	1023	1.7484%
17-A	1024	1.7207%
18-A	1025	1.7711%
19-A	1026	1.7711%
20-A	1027	1.7711%
28-A	1035	0.4446%